UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016

Royal Bakery Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-193143

(Commission File Number)

45-2509555

(IRS Employer Identification No.)

405 Old County Road

Belmont, California 94002

(Address of principal executive offices)(Zip Code)

(650) 530-0368

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On April 18, 2016, Cowan, Gunteski & Co., P.A. (“Cowan”), the independent registered public accounting firm of Royal Bakery Holdings, Inc., a Delaware corporation (the “Company”), notified the Company that it had transferred its “SEC practice” to MSPC Certified Public Accountants and Advisors P.C. (“MSPC”), and that as a result of such transfer, Cowan had “in effect resigned as the Company’s independent registered public accounting firm and MSPC became the Company’s independent registered public accounting firm.” On May 5, 2016, the board of directors of the Company recommended and approved engagement of MSPC as the Company’s new independent registered public accounting firm.

The reports of Cowan regarding the Company’s financial statements as of December 31, 2015 and 2014, and the statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Cowan, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2015 and 2014, and during the subsequent interim period until June 6, 2016, the Company had no disagreement with Cowan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Cowan, would have caused them to make reference thereto in their report on the Company’s financial statements for such years ended December 31, 2015 and 2014. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Cowan a copy of the disclosures in this Current Report on Form 8-K and requested Cowan to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Cowan’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 5, 2016, the board of directors of the Company resolved to engage the independent registered public accounting firm of MSPC, as the Company’s new independent registered public accountants, which appointment MSPC has accepted with Cowan’s transfer of its “SEC practice” to MSPC.

During the two most recent fiscal years and the interim period preceding the engagement of MSPC, the Company has not consulted with MSPC regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by MSPC or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Cowan and therefore did not discuss any past disagreements with MSPC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated June 6, 2016, from Cowan, PC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Bakery Holdings Inc.

Date: June 10, 2016	By:	/s/ Nikki Ma
	Name:	Nikki Ma
	Title:	Secretary

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